UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: May 26, 2006

OUVO, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-49838 (Commission File Number)	94-3381088 (IRS Employer Identification Number)

Kent Carasquero, Chief Executive Officer
1403 East 900 South, Salt Lake City, Utah, 84105
(Address of principal executive offices)

(604) 725-4160
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a)     On May 26, 2006, Ouvo, Inc. (“Company”) terminated its relationship with De Joya Griffith and Company, LLC (“De Joya”), the principal accountant previously engaged to audit the Company’s financial statements.

The audit reports of De Joya on the Company’s financial statements for the fiscal years ending December 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports were modified to include an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audits of the fiscal years ending December 31, 2004 and 2003, including the subsequent periods through May 26, 2006, the Company had no disagreements with De Joya with respect to accounting or auditing issues of the type discussed in Item 304(a)(1)(iv) of Regulation S-B. Had there been any disagreements that had not been resolved to their satisfaction, such disagreements would have caused De Joya to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as described in Item 304(a)(1)(iv) of Regulation S-B).

The Company has requested that De Joya furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.

(b)     On June 16, 2006 the Company retained James Stafford Chartered Accountants (“James Stafford”) as the principal accountants to replace De Joya. The Company’s board of directors approved the appointment of James Stafford.

During the fiscal years ending December 31, 2004 and 2003, including the subsequent periods through May 26, 2006, the date of De Joya’s termination, and prior to the appointment of James Stafford, the Company (or anyone on its behalf) did not consult with James Stafford regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements (as referred to in Item 304(a)(2) of Regulation S-B), the Company did not consult James Stafford in respect to these matters during the time periods detailed herein.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit      Page

No.            No.      Description

16              4    Letter from De Joya Griffith and Company, LLC, to the Securities and  Exchange Commission dated June 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ouvo, Inc.                                                                                            Date

By: /s/ Kent Carasquero                                                                        June 21, 2006

Name: Kent Carasquero

Title: Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer

EXHIBIT 16

June 20, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

RE:      OUVO, INC.

Ladies and Gentlemen:

We have read the statements made by OUVO, INC. in Item 4.01 of the accompanying Form 8-K (Commission file number 000-49838), which is being filed with the Securities and Exchange Commission. We agree with the statements contained therein concerning our firm.

Very truly yours,

/s/ De Joya Griffith & Company, LLC

 DE JOYA GRIFFITH & COMPANY, LLC

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